                                                                  EXHIBIT 99.25

DEBTOR: THE DELTA QUEEN STEAMBOAT CO.               CASE NUMBER: 01-10970 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001









In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments I through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/  Nicholas J. Davison
-------------------------------------------
Nicholas J. Davison
Senior Vice President





/s/  Randall L. Talcott
-------------------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


                                    CONTENTS

  Attachment 1             Summary of Bank and Investment Accounts

  Attachment 2             Schedule of Receipts and Disbursements

  Attachment 3             Bank and Investment Account Statements

  Attachment 4             Income Statement

  Attachment S             Balance Sheet

  Attachment 6             Summary of Due To/Due From Intercompany Accounts

  Attachment 7             Accounts Receivable Aging

  Attachment 8             Accounts Payable Detail

  Attachment 9             Notes to November Monthly Operating Report


                    Summary Of Bank And Investment Accounts        Attachment 1
                           The Delta Queen Steamboat Co.
                            Case No: 01-10970 (EIK)                   UNAUDITED
Summary         For Period Of 23 October - 30 November, 2001
The Delta Queen Steamboat Co.


                                                    Balances
                                         --------------------------------     Receipts &      Bank
                                            Opening           Closing         Disbursements   Statements           Account
  Account                                As Of 10/23/01    As Of 11/30/01     Included        Included             Reconciled
  -------                                --------------    --------------     --------        --------             ----------
  Delta Queen Controlled Disb                  45.04           24,488.12      Yes             Yes                  Yes
  Hibernia
  Account # - 542027373

  Delta Queen Master Cash               1,566,682.99          665,749.75      Yes             Yes                  Yes
  Hibernia
  Account # - 812-395-335

  Delta Queen Payroll                   1,080,966.03          174,416.26      Yes             No.- Not             Yes
  Hibernia                                                                                    Concentration
  Account # - 812-395-289                                                                     Account

  The Delta Queen Steamboat Co.                3.03                0.00       Yes             Yes                  Yes
  LaSalle. -Wealth Management
  Account # - TN E-043290

  The Delta Queen Steamboat Co.                0.00                0.00       No -            No. - Not            No -
  AmSouth                                                                     No Activity     Concentration        No. Activity
  Account # - 19356307                                                                        Account

  Delta Queen                                  0.00                0.00       No -            No. - Not            No
  LaSalle                                                                     No Activity     Concentration        No. Activity
  Account # - 5800155771                                                                      Account

  DQ Credit Card                               0.00            3,617.00       Yes             No. -. Not           Yes
  Bank One                                                                                    Concentration
  Account #. - 552-0110062868                                                                 Account

  DQ Master Cash                               0.00                0.00       No. -           No - Not             Yes
  Master Cash                                                                 No Activity     Concentration
  Account #. - 552-0110256700                                                                 Account

  The Delta. Queen Steamboat Co                0.00          147,167.67       Yes             No - Not             Yes
  Receipts                                                                                    Concentration
  Hibernia                                                                                    Account
  Account # - 882-390-047

  The Delta Queen Steamboat Co                 0.00                0.00       No -            No - Not             Yes
  Receipts                                                                    No Activity     Concentration
  LaSalle                                                                                     Account
  Account #. - 5800155839


                            Receipts & Disbursements             Attachment 2-1
                         The Delta Queen Steamboat Co.
R&D HIBERNIA                Case No: 01-10970 (EIK)                   UNAUDITED
DQ CONTROLLED DISB                  Hibernia
                            Controlled Disbursements
                              Account # - 542027373
                         23 October 01 - 30 November 01

Opening Balance - 23 Oct 01
                                          45.04
Receipts
                                      509,296.86    From The Delta Queen Steam. Boat Co. -
                                                       Hibernia - DQSC Master Cash - Account (812-395-335)
                                    -----------
                                      509,296.86    Total Receipts


Disbursements
                                      (3,066.77)    Accounting
                                     (90,845.62)    Benefits
                                      (7,768.87)    Crew. Medical
                                     (31,727.00)    I.T.
                                    (240,589.74)    Insurance
                                      (7,106.00)    Maintenance
                                      (7,330.89)    Office - NOLA
                                     (13,077.53)    Office - Other
                                      (7,875.62)    Professional. Fees
                                     (15,075.00)    Sales. & Marketing
                                     (11,527.50)    Steamer Check Replacement
                                      (9,994.63)    Travel & Entertainment
                                     (32,469.02)    Vessel Ops.-. DQ
                                      (6,399.59)    Vessel Ops - Other

                                    -----------
                                    (484,853.78)    Total Disbursements




Closing Balance - 30 Nov, 01
                                      24,488.12


                            Receipts & Disbursements             Attachment 2-2
                          The Delta Queen Steamboat Co.
R&D -HIBERNIA                 Case No: 01-10970 (EIK)                  UNAUDITED
DQ MASTER CASH                      Hibernia
                                 DQ. Master Cash
                             Account # - 812-395-335
                         23 October 01 - 30 November 01

Opening Balance - 23 Oct 01
                                       1,566,682.99

Receipts
                                       1,200,000.00         From American Classic. Voyages Co - Credit Suisse
                                                            Asset Management -. Account (247003452)
                                         500,000.00         From. Great Hawaiian Properties Corporation -. Bank One -
                                                            AHC. Master Cash -. Account (552-0110673360)
                                       1,630,000.00         From AMCV Cruise Operations, Inc. - First Union -
                                                            AMCV Cruise Ops. Master Cash-Account (2090002602362)
                                         750,000.00         From The Delta Queen Steamboat Co. - Hibernia -
                                                            DQ. Payroll - Account (812-395-289)
                                         149,975.00         CQ Builder's Claim Settlement
                                           9,883.62         From Great Pacific NW Cruise Line, LLC, -. US Bank -
                                                            CQ Steamer -. Account (153390417241)
                                           1,254.07         Interest Income
                                           5,367.50         Misc. Local Deposits
                                           --------
                                       4,246,480.19         Total Receipts

Disbursements
                                        (509,296.86)        To. The Delta Queen Steam Boat Co., -
                                                            Hibernia -. DQSC Contr. Disb- -.Account (542027373)
                                         (95,423.09)        To. American Classic. Voyages Co. - LaSalle Bank -
                                                            AMCV Payroll - Account (2369368)
                                         (71,548.69)        Benefits
                                        (370,000.00)        To American Classic Voyages Co-. Chase -
                                                            AMCV Medical Benefits - Account (002-2-426522)
                                      (2,700,000.00)        To American Classic Voyages Co -. Credit Suisse
                                                            Asset Management -.Account (247003452)
                                        (107,145.00)        To. Great River Cruise Line, LLC - DQ. Petty. Cash
                                        (330,000.00)        To. The Delta Queen Steam Boat Co-. Hibernia -
                                                            DQ. Payroll - Account (812-395-289)
                                        (100,000.00)        To Great River Cruise Line,. LLC. -. Hibernia -
                                                            DQ Steamer - Account (812-395-270)
                                         (50,000.00)        To. Ocean Development Co-. LaSalle -
                                                            ODC Payroll-.Account (5800156175)
                                         (30,000.00)        Office. -NOLA
                                         (18,000.00)        To American Classic Voyages Cruise Operations -.
                                                            New Orleans. Office Petty Cash
                                         (24,317.58)        Office - Other
                                        (374,567.54)        Payroll
                                          (2,035.00)        Replacement Of Employee Pre-Petition Checks
                                          (1,498.05)        Sales & Marketing
                                        (316,960.71)        Vessel Operations. - DQ
                                         (46,620.61)        Vessel Operations - Other
                                               0.30         Adj
                                               ----
                                      (5,147,413.43)        Total Disbursements

Closing Balance - 30 Nov 01
                                                 665, 749.75


                            Receipts & Disbursements             Attachment 2-3
                          The Delta Queen Steamboat Co.
R&D - Hibernia              Case No: 01-10970 (EIK)                   UNAUDITED
DQ Payroll                          Hibernia
                                   DQ Payroll
                             Account # - 812-395-289
                         23 October 01 - 30 November 01


Opening Balance - 23 Oct 01
                                                1,080,966.03
Receipts
                                                  330,000.00         From The Delta Queen Steam Boat Co. -
                                                                     Hibernia - DQSC Master Cash - Account (812-395-335)
                                                   24,917.52         From ADP - Correcting Previous Overwithdrawal.
                                                    2,759.79         From Great Ocean Cruise Line LLC - Hibernia -
                                                                     MQ Steamer-Account (812-502-719)
                                                   13,321.34         From Great AQ Steamboat LLC - Hibernia -
                                                                     AQ Steamer - Account (812-395-343)
                                               -------------
                                                  370,998.65         Total Receipts


Disbursements
                                                 (527,518.65)        Payroll
                                                 (750,000.00)        To The Delta Queen Steam Boat Co. -
                                                                     Hibernia - DQSC Master Cash - Account (812-395-335)
                                                      (29.77)        Misc
                                               -------------

                                               (1,277,548.42)        Total Disbursements



Closing Balance - 30 Nov 01
                                                  174,416.26


                            Receipts & Disbursements             Attachment 2-4
                          The Delta Queen Steamboat Co.
R&D - LASALLE               Case No: 01-10970 (EIK)                   UNAUDITED
Investment Account                  LaSalle
                          The Delta Queen Steamboat Co.
                             Account # - TNE-043290
                         23 October 01 - 30 November 01

Opening Balance - 23 Oct 01
                                           3.03
Receipts



                                          -----
                                           0.00       Total Receipts


Disbursements

                                          (3.03)      To Ocean Development Co. - LaSalle -
                                                       ODC Disbursement - Account (5800156167)




                                          (3.03)      Total Disbursements



Closing Balance - 30 Nov 01

                                           0.00

                            Receipts & Disbursements             Attachment 2-5
                          The Delta Queen Steamboat Co.
R&D -BankOne                 Case No: 01-10970 (EIK)                  UNAUDITED
DQ credit cards                     Bank One
                            Delta Queen Credit Cards
                          Account # - 552-0110062868 22
                           October 01 - 30 November 01

Opening Balance - 22 Oct 01
                                           0.00
Receipts

                                       3,617.00      Credit Card Charge Back Reversal -
                                                       Paymentech
                                       3,617.00      Total Receipts


Disbursements













Closing Balance - 30 Nov 01

                                       3,617.00


                            Receipts & Disbursements             Attachment 2-6
                         The Delta Queen. Steamboat Co.
R&D -Hibernia               Case No:.01-10970 (EIK)                   UNAUDITED
DQSC Receipts                       Hibernia
                             DQSC Receipts Account #
                          - 882-390-047 23 October 01 -
                                 30 November 01



Opening Balance - 23 Oct 01
                                        0.00
Receipts
                                   149,983.88      DQ Receipts.- FY 01 Voyages



                                   ----------
                                   149,983.88      Total Receipts



Disbursements
                                       (26.21)     Check Printing Expense
                                    (2,790.00)     Returned Check Deposit


                                   ----------
                                    (2,816.21)     Total Disbursements



Closing Balance - 30 Nov 01

                                   147,167.67


                              AMCV US SET OF BOOKS                 Attachment 4
                                INCOME STATEMENT
                             Current Period: NOV-01

  currency USD
   Company=20 (DELTA QUEEN STEAM CO)

                                                                PTD-Actual
                                                                NOV-01
                                                                -----------
  Revenue
   Gross Revenue                                                      0.00
   Allowances                                                         0.00
                                                                -----------
   Net Revenue                                                        0.00

  Operating Expenses
   Air                                                                 0.00
   Hotel                                                               0.00
   Commissions                                                         0.00
   Onboard Expenses                                                    0.00
   Passenger Expenses                                                  0.00
   Vessel Expenses                                                     0.00
   Layup/Drydock Expense                                               0.00
   Vessel Insurance                                                    0.00
                                                                -----------
   Total Operating Expenses                                            0.00
                                                                -----------
   Gross Profit                                                        0.00
   SG&A Expenses
    Sales & Marketing                                                  0.00
    Pre-Opening Costs                                                  0.00
                                                                -----------
   Total SG&A Expenses                                                 0.00
                                                                -----------
    EBITDA                                                             0.00
   Depreciation                                                   43,606.75
                                                                -----------
   Operating Income                                              (43,606.75)
    Other Expense/(Income)
    Interest Income                                                    0.00
    Interest Expense                                               5,434.15
    Equity in Earnings for Sub                                  (935,088.77)
                                                                -----------
    Total Other Expense/(Income)                                 940,522.92
                                                                -----------
    Net Pretax Income/(Loss)                                    (984,129.67)
                                                                -----------
    Income Tax Expense                                                 0.00
                                                                -----------
    Net Income/(Loss)                                           (984,129.67)
                                                                -----------

                              AMCV US SET OF BOOKS                 Attachment 5
                                  BALANCE SHEET
                             Current Period: NOV-01
  currency USD
  Company=20 (DELTA QUEEN STEAM CO)

                                                                    YTD-Actual                   YTD-Actual
                                                                    NOV-01                       OCT-01
                                                                    -------------                -------------
ASSETS
      Cash and Equivalent                                              707,518.48                 2,494,983.63
      Restricted Cash                                                  147,167.67                         0.00
      Marketable Securities                                                  0.00                         0.00
      Accounts Receivable                                                    0.00                         0.00
      Inventories                                                      638,890.81 Note 1            840,779.06
      Prepaid Expenses                                                       0.00                    13,147.33
      Other Current Assets                                                   0.00                         0.00
                                                                    -------------                -------------
             Total Current Assets                                    1,493,576.96                 3,348,910.02
      Fixed Assets                                                   8,202,345.75                 8,202,345.75
      Accumulated Depreciation                                      (5,239,406.91)               (5,195,800.16)
                                                                    -------------                -------------
             Net Fixed Assets                                        2,962,938.84                 3,006,545.59
      Net Goodwill                                                           0.00                         0.00
      Intercompany Due To/From                                      39,292,885.34                37,437,552.28
      Net Deferred Financing Fees                                            0.00                     5,434.15
      Net Investment in Subsidiaries                                33,064,619.49                33,999,708.26
      Other Non Current Assets                                               0.00                         0.00
             Total Other Assets                                     72,357,504.83                71,442,694.69
                                                                    -------------                -------------
             Total Assets                                           76,814,020.63                77,798,150.30
                                                                    -------------                -------------


                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01

    currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                                    YTD-Actual                   YTD-Actual
                                                                    NOV-01                       OCT-01
                                                                    -------------                -------------
LIABILITIES

  Accounts Payable                                                           0.00                         0.00
  Accrued Liabilities                                                        0.00                         0.00
      Deposits                                                               0.00                         0.00
                                                                    -------------                -------------
               Total Current Liabilities                                     0.00                         0.00
         Long  Term Debt                                                     0.00                         0.00

         Other Long Term Liabilities                                 9,993,779.93 Note 2          9,993,779.93
                                                                    -------------                -------------
               Total Liabilities                                     9,993,779.93                 9,993,779.93
  OTHER
         Liabilities Subject to Compromise                             577,835.68                   577,835.68
                                                                    -------------                -------------
                Total Other                                            577,835.68                   577,835.68
  OWNER'S EQUITY
         Common Stock                                                    1,000.00                     1,000.00
         Add'1 Paid in Capital                                      33,564,332.71                33,564,332.71
         Current Net Income (Loss)                                  (3,850,650.59)               (2,866,520.92)
         Retained Earnings                                          36,527,722.90                36,527,722.90
                                                                    -------------                -------------
                Total Owner's Equity                                66,242,405.02                67,226,534.69
                                                                    -------------                -------------
                Total Liabilities & Other &                         76,814,020.63                77,798,150.30
                                                                    -------------                -------------


                     The Delta Queen Steamboat Co. 01-10970
                    Summary List of Due To/Due From Accounts       Attachment 6
            For the Period October 22, 2001 through November 30, 2001

                                                                   BEGINNING                                        ENDING
AFFILIATE NAME                                       CASE NUMBER   BALANCE            DEBITS         CREDITS        BALANCE
American Classic Voyages Co.                         01-10954       (4,804,148.77)    6,723,369.11   5,919,231.60    (4,000,011.26)
AMCV Cruise Operations, Inc.                         01-10967       99,244,928.76       955,885.56      14,681.67   100,186,132.65
Great AQ Steamboat, L.L.C                            01-10960      (17,006,151.42)              --             --   (17,006,151.42)
Great Pacific NW Cruise Line L. L. C                 01-10977       (8,448,861.75)              --       5,676.92    (8,454,538.67)
Great River Cruise Line, L.L.C                       01-10963       (6,343,700.00)      160,983.34     321,027.57    (6,503,744.23)
Great Ocean Cruise Line, L.L.C                       01-10959      (14,313,884.78)              --       4,377.32   (14,318,262.10)
Cruise America Travel, Incorporated                  01-10966          (27,102.01)      215,893.89             --       188,791.88
Delta Queen Coastal Voyages, L.L.C                   01-10964         (901,221.80)              --             --      (901,221.80)
Cape Cod Light, L.L.C                                01-10962       (1,436,292.11)              --             --    (1,436,292.11)
Cape May Light, L.L.C                                01-10961       (8,451,794.56)              --             --    (8,451,794.56)
Cruise America Travel, Incorporated (Footnote # )    01-10966              340.16               --             --           340.16
Project America, Inc.                                N/A            (2,934,089.04)        3,865.46       6,760.64    (2,936,984.22)
Oceanic Ship Co.                                     N/A              (343,997.72)      217,063.39             --      (126,934.33)
Project America Ship I, Inc.                         N/A               255,723.41               --             --       255,723.41
Project America Ship II, Inc.                        NIA              (142,646.25)              --             --      (142,646.25)
Ocean Development Co.                                01-10972        2,368,265.38             3.03     149,975.00     2,218,293.41
Great Hawaiian Cruise Line, Inc.                     01-10975           (1,286.35)              --             --        (1,286.35)
Great Hawaiian Properties Corporation                01-10971          751,438.57               --             --       751,438.57
American Hawaiian Properties Corporation             01-10976             (316.33)              --             --          (316.33)
Great Independence Ship Co.                          01-10969          (27 551.11               --             --       (27,551.11)
Cat II, Inc.                                         01-10968             (100.00)              --             --          (100.00)
                                                                    --------------------------------------------------------------
                                                                    37,437,552.28     8,277,063.78   6,421,730.72    39,292,885.34
                                                                    ==============================================================


                          The Delta Queen Steamboat Co.





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001









                                  Attachment 7


                                 Not Applicable

                          The Delta Queen Steamboat Co.





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001









                                  Attachment 8


                                 Not Applicable

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes maybe asserted against the Company.'

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.


2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.